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                                                                     EXHIBIT 4.1

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
                                                                PAYMAP
MAP

COMMON STOCK                                   INCORPORATED UNDER THE LAWS OF THE STATE          COMMON STOCK
                                               OF DELAWARE
THIS CERTIFICATE IS TRANSFERABLE                                                                 CUSIP 704382 10 0
IN RIDGEFIELD PARK, NJ OR NEW YORK, NY                                                           SEE REVERSE FOR CERTAIN DEFINITIONS

THIS CERTIFIES THAT

IS THE OWNER OF

                             FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, $0.01 PAR VALUE, OF
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===============================   PAYMAP INC.  =================================

transferable on the books of the Corporation by said owner in person or by his duly authorized attorney upon the surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to the provisions of the Certificate of Incorporation and the Bylaws of the Corporation, as amended, copies of which are on file at the office of the Transfer Agent of the Corporation, and to which reference is hereby expressly made and to all of which the holder hereof by acceptance of this certificate hereby assents. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

                                    [SEAL]



       /s/ Victor A. Hebert                       /s/ John P. Decker
           SECRETARY                                  PRESIDENT



                            COUNTERSIGNED AND REGISTERED:
                            CHASEMELLON SHAREHOLDER SERVICES, L.L.C.
                            TRANSFER AGENT AND REGISTRAR


                            By

                              AUTHORIZED SIGNATURE
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                                  PAYMAP INC.

Paymap Inc. will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Any such request should be addressed to the Secretary of the Corporation.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

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
TEN COM  --  as tenants in common                               UNIF GIFT MIN ACT--___________________  Custodian  _________________
TEN ENT  --  as tenants by the entireties                                                (Cust)                         (Minor)
JT TEN   --  as joint tenants with right of survivorship and                       under Uniform Gifts to Minors
             not as tenants in common                                              Act______________________________________________
                                                                                                         (State)

                                                                UNIF TRANS MIN ACT--_________________  Custodian  _________________
                                                                                          (Cust)                        (Minor)
                                                                                     under Uniform Transfers to Minors
                                                                                     Act____________________________________________
                                                                                                         (State)
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    Additional abbreviations may also be used though not in the above list.

For value received, _________________________________ hereby sell(s), assign(s)
and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

______________________________________

______________________________________

_______________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

_______________________________________________________________________________

_______________________________________________________________________________

shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________________
Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated_________________________________


                                     X_________________________________________
                                      THE SIGNATURE OF THIS ASSIGNMENT MUST
                                      CORRESPOND WITH THE NAME(S) AS WRITTEN
                           NOTICE: UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


Signature(s) Guaranteed

By___________________________________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions) WITH
MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE
MEDALLION PROGRAM PURSUANT TO S.E.C. RULE 17Ad-18.